UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Bahl & Gaynor Income Growth Fund
(Class A: AFNAX)
(Class C: AFYCX)
 (Class I: AFNIX)

AAM/Cutwater Select Income Fund
(Class A: CPUAX)
(Class C: CPUCX)
 (Class I: CPUIX)

ANNUAL REPORT
June 30, 2014

AAM/Bahl & Gaynor Income Growth Fund
AAM/Cutwater Select Income Fund
Each a series of the Investment Managers Series Trust

Table of Contents

AAM/Bahl & Gaynor Income Growth Fund
Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
AAM/Cutwater Select Income Fund
Letter to Shareholders	15
Fund Performance	19
Schedule of Investments	20
Statement of Assets and Liabilities	28
Statement of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	31
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	42
Supplemental Information	43
Expense Examples	45

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.aammutualfunds.com

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 609. 853.2962 Toll Free: 855.593.5150 www.aamlive.com

AAM/Bahl & Gaynor Income Growth Fund

Annual Shareholder Letter: June 30, 2014

We are pleased to report that the AAM Bahl & Gaynor Income Growth Fund (the “Fund”) has completed its second year of operation and we proudly present our annual report for the year ended June 30, 2014.

The AAM/Bahl & Gaynor Income Growth Fund (the “Fund”) Class A, Class C, and Class I increased 18.47% (11.96% net of load), 17.51%, and 18.74% respectively for the Fund’s Fiscal Year ending June 30, 2014. Over the same period, the Standard & Poor’s 500 Index1 (S&P 500) was up 24.61%. Please see more complete information on page 3.

The Fund’s income-oriented large cap core approach typically utilizes “high-quality” stocks that historically have grown their earnings and dividends regardless of the economic environment. Currently, there are 46 stocks in the Fund and although future dividends cannot be guaranteed, they all generate a dividend yield above 2%. As long-term, fundamental, “bottom-up” investors, we usually hold a stock for three to four years and have low annual turnover.

Top 1 Year 2014 Contributors*:

1. ONEOK (OKE)
2. Williams Companies (WMB)
3. Johnson & Johnson (JNJ)
4. Lockheed Martin (LMT)
5. Intel Corp. (INTC)

Top 1 Year 2014 Detractors*:

1. Mattel (MAT)
2. Kinder Morgan, Inc. (KMI)
3. Digital Realty Trust, Inc. (DLR)
4. HCP, Inc. (HCP)
5. Southern Co. (SO)

 * Relative to the S&P 500.

Income Growth’s main objective is to seek current and growing income.  Long-term capital appreciation is a secondary goal.  Investors should understand this “high-quality” strategy rarely outperforms during speculative, “low-quality” market environments.  The order of these goals is especially relevant this quarter.  As we would expect, the Fund outperformed the S&P 500 during a more volatile quarter, but also grew its income level.

On another positive note – and for the second quarter in a row – dividend-paying stocks within the S&P 500, on average, outperformed non-dividend stocks.  The index’s dividend-paying equities were up 5.35% compared to non-dividend stocks’ 4.67% gain (cap-weighted). Let’s hope the dividend outperformance trend continues as the Fund employs a disciplined, 100% dividend-paying stock approach in building a diversified portfolio of “high-quality,” usually large cap companies with a yield greater than the S&P 500.

This is quite different from the 3rd and 4th quarters of 2013, which saw non-dividend paying stocks outperform dividend-paying stocks.  The combination of the dividend stock underperformance and the Fund’s holdings of REITs led to underperformance during the 1st of half of the Fund’s Fiscal Year.

Although the Fund has outperformed year to date in 2014, the lower-quality stocks did surpass higher-quality stocks within the S&P 500, as has been the case since January 2012.  On average, stocks ranked “B” or worse by S&P beat higher-quality stocks, ranked “B+” or better, 5.93% versus 4.91% (cap-weighted).  As of June 30, 2014, 75.49% of the Fund’s holdings were ranked “B+ or better” by S&P versus 65.78% for the benchmark. With a large weighting in the higher-quality stocks, the Fund tends to lag the benchmark during speculative market phases and the performance (and percentile rankings for returns) will fluctuate.  However, investors cannot be in “risk-on” mode forever and when “low-quality” stocks have underperformed in the past, sometimes by a substantial margin (e.g., 2008 and 2011), the Fund seeks to be positioned to benefit.

To be considered for portfolio inclusion, each stock must have a market cap exceeding $1 billion, a dividend yield higher than 2% before the initial investment and usually increased their dividend at least twice over the past five

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

AAM/Bahl & Gaynor Income Growth Fund

years.  In our opinion, these companies should produce a growing income stream and are therefore excellent replacements/surrogates for bonds, convertibles, MLPs, preferred stocks or other income-oriented investments.  In fact, 19 out of the 46 Fund holdings increased their dividend in the second quarter of 2014 by an average 12.56% versus the second quarter of 2013.

Investors should understand Bahl & Gaynor is passionately against “closet-indexing” and position this Fund in the “large cap core” camp. We believe the Fund offers income opportunities greater than most bonds, while maintaining capital appreciation potential (in excess of inflation), like equities. Notably, we do not use MLPs, preferred stocks, options, ETFs, ordinary shares or convertible securities. We do not want to make asset allocation calls as well as stock selection decisions.

As a prudent investor is aware of portfolio diversification, the Fund is also sensitive to income diversification. In our opinion, income diversification (e.g., knowing how much income each stock produces for the portfolio) helps ensure a more reliable future income stream. Consequently, the Fund’s Sub-Advisor limits each stock’s maximum income contribution to the portfolio to 6%.  As of June 30, 2014, no company in the portfolio contributes more than 3.48% to total income, which is Chevron’s (CVX) percentage contribution. This acts as a governor. When fundamentals change, the dividend yield and income representation may move as well.

1 Year Sector Contributors*:

1. Energy
2. Health Care
3. Information Technology
4. Industrials
5. Consumer Defensive

1 Year Sector Detractors*:
1. Real Estate
2. Consumer Cyclical
3. Basic Materials
4. Communication Services
5. Utilities

* Relative to the S&P 500.

Some positives from the fiscal year were:

1.
Stock selection in Energy. The four positions in the Fund as of Fiscal Year End all had double-digit returns.  ONEOK, Inc. (OKE) and Williams Companies, Inc. (WMB) skyrocketed 93.89% and 86.58% repectively. Spectra Energy Corp. (SE) jumped 27.40%. Chevron Corp. (CVX) also increased 14.14%.

2.
HealthCare was the second leading contributor.  In particular Johnson & Johnson (JNJ), AbbVie, Inc. (ABBV) & Novartis AG ADR (NVS) each contributed to performance with 1 year returns of 25.36%, 41.36% and 32.25% respectively.    All above the benchmark during the period.

Some negatives from the fiscal year were:

1.
Overweight and stock selection in Real Estate. Despite REITs having two strong quarters during 2014 and all four of our positions being accretive during the 2nd quarter of 2014 – led by HCP’s (HCP) – 8.05% return for the most, the REITs detracted from overall perfomance for the year with a return of -1.38%.

2.
While the REITS certainly hurt, Mattel, Inc. (MAT) fell 10.75% and was sold.  Kinder Morgan, Inc. (KMI), Southern Company (SO) and Ventas, Inc. (VTR) underwhelmed, having declined 11.71%, 4.61% and 3.32% respectively.

We believe the Fund is the ideal product for investors who desire income, preservation of capital and less volatile returns over the long term.  As repeatedly discussed, a rally in “high-quality” stocks, with consistent earnings, strong dividend policies and low betas is the Fund’s ideal investment environment. This circumstance has not occurred since 2011.  A period of outperformance of these “high-quality” stocks may occur as we expect volatility is likely to increase - not decrease - in the near to intermediate future.  Betting on “common sense” is normally a prudent action and investment strategy.

AAM/Bahl & Gaynor Income Growth Fund

We are confident that Bahl & Gaynor’s investment approach will reward shareholders in the long run and we thank you for supporting us through this year of operation.  We look forward to building and growing our relationship with you in the years to come.

IMPORTANT INFORMATION

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, investing in small and mid-cap companies, and focused risk. The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic conditions abroad, political developments, and changes in the regulatory environment of foreign countries. Investments in small and mid-cap companies involve greater risks including increased price volatility compared to the market or larger companies. Although the Fund is diversified, the Sub-advisor intends to focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. More information about these risks may be found in the Fund’s prospectus.

Since the Fund’s inception on an annualized basis, the Fund’s Class A and Class I shares have increased 16.93% (13.66% net of load), and 17.06% respectively. Over the same period, the S&P 500 was up 22.50%.

1	The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

The views in this report were those of Bahl & Gaynor, the Sub-advisor, as of June 30, 2014, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

AAM/Bahl & Gaynor Income Growth Fund
FUND PERFROMANCE at June 30, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund), made at its inception, with a similar investment in the S&P 500® Index.  Results include the reinvestment of all dividends and capital gains.

The S&P 500® index is a market weighted index composed of 500 large capitalization companies.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2014	1 Year	Since Inception*
Before deducting maximum sales charge
Class A¹	18.47%	16.93%
Class C²	17.51%	17.09%
Class I³	18.74%	17.06%
After deducting maximum sales charge
Class A¹	11.96%	13.66%
Class C²	16.51%	17.09%
S&P 500® Index	24.61%	22.50%

*	Class A and Class I shares commenced operations on July 5, 2012. Class C shares commenced operations on January 31, 2013. Class A and Class C shares impose higher expenses than that of Class I shares.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher the performance information quoted.   For performance current to the most recent month-end, please call (888) 966-9661.

Gross and net expense ratios for Class A shares were 18.32% and 1.42% respectively, for Class C shares were 12.47% and 2.17% respectively, and Class I shares were 12.07% and 1.17% respectively, which were stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual fee waivers are in effect through October 31, 2014.

1
Maximum sales charge for Class A shares is 5.50%.  No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 month of purchase.

2	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.
3	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.   Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.

AAM/Bahl & Gaynor Income Growth Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2014

Number of Shares		Value

	COMMON STOCKS – 97.5%
	COMMUNICATIONS – 1.6%
12,930	BCE, Inc.1	$586,505

	CONSUMER DISCRETIONARY – 4.8%
5,810	Genuine Parts Co.	510,118
9,205	McDonald's Corp.	927,312
3,630	Tupperware Brands Corp.	303,831
		1,741,261
	CONSUMER STAPLES – 15.5%
17,770	Altria Group, Inc.	745,274
20,895	Coca-Cola Co.	885,112
10,195	Kimberly-Clark Corp.	1,133,888
16,910	Kraft Foods Group, Inc.	1,013,754
3,975	PepsiCo, Inc.	355,126
9,320	Philip Morris International, Inc.	785,769
9,345	Procter & Gamble Co.	734,424
		5,653,347
	ENERGY – 11.1%
9,090	Chevron Corp.	1,186,699
13,580	ONEOK, Inc.	924,526
24,835	Spectra Energy Corp.	1,054,991
15,055	Williams Cos., Inc.	876,352
		4,042,568
	FINANCIALS – 14.0%
11,390	Arthur J. Gallagher & Co.	530,774
3,290	BlackRock, Inc.	1,051,484
6,300	Cullen/Frost Bankers, Inc.	500,346
10,145	HCP, Inc. - REIT	419,800
11,135	Health Care REIT, Inc. - REIT	697,830
6,805	Marsh & McLennan Cos., Inc.	352,635
6,280	Realty Income Corp. - REIT	278,958
23,180	U.S. Bancorp	1,004,158
4,080	Ventas, Inc. - REIT	261,528
		5,097,513
	HEALTH CARE – 16.1%
18,315	AbbVie, Inc.	1,033,699
13,315	Baxter International, Inc.	962,674
13,690	GlaxoSmithKline PLC - ADR1	732,141
12,695	Johnson & Johnson	1,328,151
16,010	Merck & Co., Inc.	926,178
9,475	Novartis A.G. - ADR1	857,772
		5,840,615

AAM/Bahl & Gaynor Income Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS – 8.1%
12,930	Emerson Electric Co.	$858,035
40,590	General Electric Co.	1,066,705
6,470	Lockheed Martin Corp.	1,039,923
		2,964,663
	MATERIALS – 5.4%
7,945	3M Co.	1,138,042
8,320	LyondellBasell Industries N.V. - Class A1	812,448
		1,950,490
	TECHNOLOGY – 17.0%
16,525	Analog Devices, Inc.	893,507
8,015	Apple, Inc.	744,834
5,980	Automatic Data Processing, Inc.	474,094
38,265	Cisco Systems, Inc.	950,885
17,280	Intel Corp.	533,952
10,495	Maxim Integrated Products, Inc.	354,836
22,670	Microsoft Corp.	945,339
10,105	Paychex, Inc.	419,964
11,135	QUALCOMM, Inc.	881,892
		6,199,303
	UTILITIES – 3.9%
6,515	NextEra Energy, Inc.	667,657
15,755	Wisconsin Energy Corp.	739,225
		1,406,882
	TOTAL COMMON STOCKS (Cost $32,826,306)	35,483,147

	SHORT-TERM INVESTMENTS – 3.9%
1,411,094	Federated Treasury Obligations Fund, 0.01%2	1,411,094
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,411,094)	1,411,094

	TOTAL INVESTMENTS – 101.4% (Cost $34,237,400)	36,894,241
	Liabilities in Excess of Other Assets – (1.4)%	(514,380)

	TOTAL NET ASSETS – 100.0%	$36,379,861

AAM/Bahl & Gaynor Income Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2014

ADR – American Depository Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust

1	Foreign security denominated in U.S. Dollars.
2	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
SUMMARY OF INVESTMENTS
As of June 30, 2014

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Technology	17.0%
Health Care	16.1%
Consumer Staples	15.5%
Financials	14.0%
Energy	11.1%
Industrials	8.1%
Materials	5.4%
Consumer Discretionary	4.8%
Utilities	3.9%
Communications	1.6%
Total Common Stocks	97.5%
Short-Term Investments	3.9%
Total Investments	101.4%
Liabilities in Excess of Other Assets	(1.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2014

Assets:
Investments, at value (cost $34,237,400)	$36,894,241
Receivables:
Fund shares sold	474,851
Dividends and interest	78,899
Due from Advisor	865
Due from Custodian	1,260
Prepaid expenses	21,903
Total assets	37,472,019

Liabilities:
Payables:
Investment securities purchased	1,015,395
Fund shares redeemed	1,985
Distribution fees (Note 8)	12,502
Shareholder servicing fees (Note 7)	8,615
Auditing fees	16,003
Transfer agent fees and expenses	7,972
Custody fees	7,924
Fund accounting fees	7,169
Administration fees	6,828
Chief Compliance Officer fees	1,945
Trustees' fees and expenses	1,365
Accrued other expenses	4,455
Total liabilities	1,092,158

Net Assets	$36,379,861

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$33,585,647
Accumulated net investment income	48,987
Accumulated net realized gain on investments	88,386
Net unrealized appreciation on investments	2,656,841
Net Assets	$36,379,861

Class A Shares:
Net assets applicable to shares outstanding	$26,509,324
Number of shares issued and outstanding	2,015,933
Net asset value per share1	$13.15
Maximum sales charge (5.50% of offering price)2	0.77
Maximum offering price to public	$13.92

Class C Shares:
Net assets applicable to shares outstanding	$9,205,012
Number of shares issued and outstanding	703,538
Net asset value per share3	$13.08

Class I Shares:
Net assets applicable to shares outstanding	$665,525
Number of shares issued and outstanding	50,586
Net asset value per share	$13.16

1	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed on certain purchases of $1 million or more that are redeemed in whole or in part within 18 months of purchase.
2	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.
3	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $5,553)	$531,959
Interest	51
Total investment income	532,010

Expenses:
Advisory fees	117,736
Administration fees	54,779
Registration fees	51,998
Fund accounting fees	49,812
Transfer agent fees and expenses	45,972
Custody fees	41,112
Distribution fees - Class C (Note 8)	35,976
Distribution fees - Class A (Note 8)	30,606
Auditing fees	17,002
Legal fees	14,001
Shareholder reporting fees	10,779
Shareholder servicing fees (Note 7)	10,148
Chief Compliance Officer fees	10,001
Miscellaneous	6,145
Trustees' fees and expenses	6,000
Insurance fees	1,001
Offering costs	55

Total expenses	503,123
Advisory fees waived	(117,736)
Other expenses absorbed	(134,841)
Net expenses	250,546
Net investment income	281,464

Realized and Unrealized Gain on Investments:
Net realized gain on investments	102,165
Net change in unrealized appreciation/depreciation on investments	2,668,469
Net realized and unrealized gain on investments	2,770,634

Net Increase in Net Assets from Operations	$3,052,098

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2014	For the Period July 5, 2012* through June 30, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$281,464	$35,491
Net realized gain on investments	102,165	9,793
Net change in unrealized appreciation/depreciation on investments	2,668,469	(11,628)
Net increase in net assets resulting from operations	3,052,098	33,656

Distributions to Shareholders:
From net investment income:
Class A	(191,634)	(18,444)
Class C	(33,791)	(1,134)
Class I	(2,732)	(106)
From net realized gains :
Class A	(35,061)	(211)
Class C	(8,446)	-
Class I	(625)	-	1
Total distributions to shareholders	(272,289)	(19,895)

Capital Transactions:
Net proceeds from shares sold:
Class A	20,449,320	6,678,785
Class C	7,468,251	1,223,292
Class I	559,256	146,500
Reinvestment of distributions:
Class A	211,963	18,177
Class C	41,404	1,133
Class I	3,357	106
Cost of shares redeemed:
Class A2	(2,804,155)	(175,637)
Class C3	(174,709)	(38)
Class I	(31,370)	(29,344)
Net increase in net assets from capital transactions	25,723,317	7,862,974

Total increase in net assets	28,503,126	7,876,735

Net Assets:
Beginning of period	7,876,735	-
End of period	$36,379,861	$7,876,735

Accumulated net investment income	$48,987	$14,668

Capital Share Transactions:
Shares sold:
Class A	1,652,447	591,619
Class C	606,381	108,030
Class I	42,794	12,535
Shares reinvested:
Class A	17,586	1,664
Class C	3,425	101
Class I	282	9
Shares redeemed:
Class A	(231,195)	(16,188)
Class C	(14,395)	(4)
Class I	(2,507)	(2,527)
Net increase in capital share transactions	2,074,818	695,239

*	Commencement of operations.
1	Amount is less than $1.
2	Net of redemption fee proceeds of $7,798 and $2,389, respectively.
3	Net of redemption fee proceeds of $244 and $0, respectively.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2014	For the Period July 5, 2012* through June 30, 2013
Net asset value, beginning of period	$11.34	$10.00
Income from Investment Operations:
Net investment income1	0.24	0.23
Net realized and unrealized gain on investments	1.82	1.25
Total from investment operations	2.06	1.48

Less Distributions:
From net investment income	(0.21)	(0.16)
From net realized gain	(0.05)	-	2
Total distributions	(0.26)	(0.16)

Remption fee proceeds	0.01	0.02

Net asset value, end of period	$13.15	$11.34

Total return3	18.47%	15.16%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$26,509	$6,542

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.98%	18.30%	5
After fees waived and expenses absorbed	1.40%	1.40%	5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.35%	(14.78)%	5
After fees waived and expenses absorbed	1.93%	2.12%	5
Portfolio turnover rate	33%	28%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included total returns would be lower.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2014		For the Period January 31, 2013* through June 30, 2013
Net asset value, beginning of period	$11.30		$10.67
Income from Investment Operations:
Net investment income1	0.14		0.07
Net realized and unrealized gain on investments	1.82		0.60
Total from investment operations	1.96		0.67

Less Distributions:
From net investment income	(0.13)		(0.04)
From net realized gain	(0.05)		-
Total distributions	(0.18)		(0.04)

Redemption fee proceeds	-	2	-

Net asset value, end of period	$13.08		$11.30

Total return3	17.51%		6.31%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,205		$1,221

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.73%		12.45%	5
After fees waived and expenses absorbed	2.15%		2.15%	5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.40)%		(8.87)%	5
After fees waived and expenses absorbed	1.18%		1.43%	5
Portfolio turnover rate	33%		28%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on redemptions of Class C shares made within 12 months of purchase. If the sales charge was included total returns would be lower.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2014	For the Period July 5, 2012* through June 30, 2013
Net asset value, beginning of period	$11.35	$10.00
Income from Investment Operations:
Net investment income1	0.26	0.27
Net realized and unrealized gain on investments	1.83	1.23
Total from investment operations	2.09	1.50

Less Distributions:
From net investment income	(0.23)	(0.15)
From net realized gain	(0.05)	-	2
Total distributions	(0.28)	(0.15)

Net asset value, end of period	$13.16	$11.35

Total return3	18.74%	15.16%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$666	$114

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.73%	12.05%	5
After fees waived and expenses absorbed	1.15%	1.15%	5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.60%	(8.49)%	5
After fees waived and expenses absorbed	2.18%	2.41%	5
Portfolio turnover rate	33%	28%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the  redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 609. 853.2962 Toll Free: 855.593.5150 www.aamlive.com

AAM/Cutwater Select Income Fund

Annual Shareholder Letter: June 30, 2014

We are pleased to report that the AAM Cutwater Select Income Fund (the “Fund”) has completed its first year of operation, and we proudly present our annual report for the year ended June 30, 2014.

The AAM/Cutwater Select Income Fund (“the Fund”) had another strong quarter and a solid Fiscal Year ending June 30, 2014.  The Fund’s Class A, Class C, and Class I increased 3.45% (0.37% net of load), 3.19%, and 3.50% respectively for the quarter.  Over the same period, the Barclays Credit Bond Index1 (“the Benchmark”) returned 2.71%.  For the Fiscal Year, the Fund’s Class A, Class C, and Class I increased 8.59% (5.29% net of load), 7.69%, and 8.73% respectively, compared to the Benchmark return of 7.44%. Please see more complete information on page 18.

The portfolio’s overweight allocation to high yield and emerging market credit generated strong performance during the quarter and the Fiscal Year contributed to the Fund’s outperformance.  Within the investment grade corporate allocation, we maintained our overweight allocation to the bank and finance sector (both nominal and structural) which is based on our view that regulation is forcing banks and insurance companies to become more utility-like and, therefore, better credits.  We also hold an overweight allocation to the metals and mining sector, reflecting our view that the global economy continues to improve.  Portfolio positions in below-investment grade names are consistent with our view that corporate balance sheets are strong and that corporate default rates will continue to remain muted over the next 12 months.  Our anticipation of low default rates is based on both the relatively low levels of debt maturing near-term, open markets for issuers, and an improving economic outlook.  We have also maintained our allocation to CMBS (Collateralized Mortgage-Backed Securities) where we believe there is good relative value, especially in certain sub-segments of commercial real estate.

Market Review:

The final reading for 2014 first quarter U.S. GDP growth was released on June 25, 2014 and the results were worse than expected.  Following the initial estimate of 0.1% growth in April 2014, the final reading plummeted to a 2.9% contraction.  This decline in real growth was the worst since the 2011 first quarter reading of -1.3%.  At that time, we were concerned with the potential double-dip recession scenario born from the still-fresh financial crisis and the newly minted European debt crisis.  In response, former chairmen of the Federal Reserve, Ben Bernanke, and the Federal Reserve (“the Fed”) accelerated its unprecedented monetary policy by introducing new rounds of quantitative easing (QE2) and finally settled into the inflation and employment target approach (QE Unlimited) by the end of 2012.

Three years later, the Fed’s response and the market’s reaction to disappointing first quarter growth are markedly different. Now led by Janet Yellen, the Fed is continuing to taper the bond purchase program with an expected conclusion to be announced at the October meeting. Fed discussion is considering the eventual method and path to tightening monetary policy in response to stronger growth expectations, achieving employment and inflation goals, and reducing systemic risks. This policy path remains “data dependent” and will be prolonged. Ms. Yellen was also remarkably dovish during her June 18th press conference and offered no indication on this policy path for public consumption.

Analyzing the -2.9% GDP reading, private investment was decidedly negative with contractions in inventory build, residential, and non-residential investment. Within the consumer segment that accounts for nearly 70% of the overall growth equation, the services sector continues to be dominated by energy and healthcare related spending rather than on discretionary items. To put these two important variables succinctly, big business did not invest and the

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

AAM/Cutwater Select Income Fund

consumer merely spent on basic requirements, forgoing elective purchases. This first quarter result gave Ms. Yellen the latitude to remain silent on policy tightening and maintain her dovish stance.

So unlike 2011, bad economic news translates to the good news of the Fed being on hold for longer than originally planned. The result has been continued strength in financial and risk-related assets. The S&P 5002 returned 5.23% including dividends for the quarter and is now up over seven percent by this same reinvestment measure for the year. Within fixed income, the ten year Treasury yield closed at 2.53%, nearly 20 basis points lower for the quarter and 100 basis points lower than most end of year forecasts. Investment grade corporate, high yield and agency mortgage investments have enjoyed additional year to date excess returns3 to Treasuries of 1.60%, 3.42% and 0.68%, respectively.

Therefore, the market dismissed the first quarter -2.9% reading as worsened by adverse weather and temporary factors. Simplistically, the thesis of being overweight equity and credit-related assets in a prolonged low interest rate environment, with the Fed on hold, remains intact. We conceptually agree and have maintained this general “overweight” credit posture in our portfolio strategies. We are, however, becoming increasingly concerned with how the market might react to a change in Fed policy as the timing and circumstance of that policy change is of critical importance.

Outlook:

Fed members currently project the Fed Funds rate will be one percent by end of year 2015 and scattered around two percent by end of year 2016. In light of the most recent data and Fed remarks, it is our belief that the first policy move in the Fed Funds rate will not occur until the second half of 2015. An earlier timeframe will only occur if the economic data is supportive.

One high severity, low probability risk occurs if growth continues to disappoint and the Fed adjusts policy in 2015, nonetheless. An important element of the U.S. growth thesis is that business investment will lead to wage inflation and relieve the burden of a fatigued consumer. The higher mix of energy and healthcare spending, relative to other services and goods, is troubling particularly when considering recent elevated oil prices from Middle East turmoil. Higher productivity and wages are needed if consumer spending is to accelerate. If business investment remains weak or concentrated on financial transactions such as mergers and tax inversions, then it is unlikely that wage growth and U.S. growth accelerates beyond two percent. A Fed policy change in this environment is still premature and could topple the economy and investor sentiment. Justification for such a policy change might rest on reducing systemic risks and unintended consequences. Rationale might also blindly point to rising inflation or the lowered unemployment rate. Yet as stated, we believe this to be a low probability scenario.

The more probable risk scenario occurs as the Fed “normalizes” policy rates to two percent and contemplates their four trillion dollar balance sheet by 2016. The size of their balance sheet has not been politically popular despite recent opinions that sterilizing, or reinvesting to maintain its size, may be useful in the future. November’s mid-term

AAM/Cutwater Select Income Fund

election and 2016’s Presidential election may put further pressure on the Fed to dwindle its balance sheet. This balance sheet faces maturities of over $200 billion in 2016 Treasury holdings versus only $3.5 billion in 2015. This could put enormous pressure on the private sector to refinance this Treasury debt.

The challenge with the private market at this time is that it is increasingly influenced by retail investors. Emotional scarring from the financial crisis and the availability of low cost investment vehicles such as ETF’s have led to the proliferation of the retail class in traditionally institutional fixed income markets. Figure 2 highlights how retail funds have become more influential in owning investment grade corporate securities. Figure 3 reminds us that during the “taper tantrum” in May 2013, corporate bond spreads uncharacteristically widened during the Treasury yield rise.

So consider the evolution to 2016, where corporate leverage has continued to climb, broker liquidity remains constrained, and a deluge of Treasury securities would need to be refinanced after being held by the Fed. Could another tantrum be in store? Does the announcement of the intent to wind down the balance sheet cause the tantrum prior to 2016? If the economy improves and credit spreads tighten further, the incentive to protect against this risk increases. It is also probable that any announcement to this path will not be fully appreciated by the investment community. We therefore remain comfortable with current positioning of being overweight a carefully underwritten

AAM/Cutwater Select Income Fund

credit allocation and defensive towards short-term interest rates while emphasizing diversity and risk management to achieve a competitive total return.

We are confident in that Cutwater’s investment approach will reward shareholders in the long run and we thank you for supporting us through this year of operation.  We look forward to building and growing our relationship with you in the years to come.

Performance comparisons will be affected by changes in interest rates. Investment returns fluctuate due to changes in market conditions. Investment involves risk, including the possible loss of principal. No assurance can be given that the performance objectives of a given strategy will be achieved. Past performance is not indicative of future results.

Since the Fund’s inception on an annualized basis, the Fund’s Class A, Class C, and Class I increased 3.44% (0.83% net of load), 2.60%, and 3.57% respectively.  Over the same period, the Benchmark returned 1.86%.

Please note the load fee for Class A is 3.00% with a maximum deferred sales charge of 1.00%.

1	The Barclays Capital Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.
2
The S&P 500 Index is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. It is not possible to invest directly in an index.

3	Source: Barclays, 6/30/2014

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, fixed income risk, credit risk, liquidity risk, high yield ("junk") bond risk, convertible securities risk, warrants risk, foreign investment risk, emerging market risk, currency risk, foreign sovereign risk, real estate investment trust risk, master limited partnership units risk, security lending risk, and management risk. Learn more about the principal risks of investing in the Fund.

AAM/Cutwater Select Income Fund
FUND PERFORMANCE at June 30, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Barclays Credit Bond Index.  Results include the reinvestment of all dividends and capital gains.

The Barclays Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.  This index does not reflect expenses, fees or sales charge, which would lower performance.   The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2014	1 Year	Since Inception*
Before deducting maximum sales charge
Class A¹	8.59%	3.44%
Class C²	7.69%	2.60%
Class I³	8.73%	3.57%
After deducting maximum sales charge
Class A¹	5.29%	0.83%
Class C²	6.69%	2.60%
Barclays Credit Bond Index	7.44%	1.86%

*	Class A, Class C, and Class I shares commenced operations on April 19, 2013. Class A and Class C shares impose higher expenses than that of Class I shares.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current Performance may be lower or higher than the performance information quoted.  For performance current to the most recent month-end, please call (888) 966-9661.

Gross and net expense ratios for Class A shares were 2.37% and 0.99% respectively, for Class C shares were 3.12% and 1.74% respectively, and for Class I shares were 2.12% and 0.74% respectively, which were stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expense.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual fee waivers are in effect through October 31, 2014.

1
Maximum sales charge for Class A shares is 3.00%.  No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.

2	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.
3	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

AAM/Cutwater Select Income Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2014

Principal Amount		Value

	ASSET-BACKED SECURITIES – 7.1%
$108,000	AmeriCredit Automobile Receivables Trust 2012-3 2.420%, 5/8/20181	$110,412
250,000	Atrium VII 3.225%, 11/16/20221,2,3	250,394
500,000	Goldentree Loan Opportunities V Ltd. 1.328%, 10/18/20211,2,3	494,369
350,000	LCM XIII LP 2.378%, 1/19/20231,2,3	350,199
126,451	SBI Home Equity Loan Trust 2006-1 0.302%, 4/25/20351,2,3	123,562
59,611	Sonic Capital LLC 5.438%, 5/20/20411,3	63,997
163,443	Spirit Master Funding LLC 5.760%, 3/20/20423	180,706
	TAL Advantage V LLC
197,600	2.830%, 2/22/20381,3	196,855
97,873	1.700%, 5/20/20391,3	97,936
	TOTAL ASSET-BACKED SECURITIES (Cost $1,857,513)	1,868,430

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.0%
297,000	Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13 5.582%, 9/11/20411,2	322,561
190,000	CGBAM Commercial Mortgage Trust 2013-BREH 3.002%, 5/15/20302,3	190,756
297,000	DDR I Depositor LLC Trust 2009 6.223%, 10/14/20221,3	299,911
156,000	Hilton USA Trust 2013-HLT 3.714%, 11/5/20303	159,497
78,000	Irvine Core Office Trust 2013-IRV 3.279%, 5/15/20481,2,3	74,842
227,000	ML-CFC Commercial Mortgage Trust 2006-3 5.485%, 7/12/20461,2	233,391
290,000	MSBAM Commercial Mortgage Securities Trust 2012-CKSV 4.436%, 10/15/20302,3	278,192
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,573,629)	1,559,150

	CORPORATE BONDS – 75.3%
	COMMUNICATIONS – 13.0%
250,000	Bharti Airtel International Netherlands B.V. 5.350%, 5/20/20243	259,388
250,000	Cequel Communications Holdings I LLC 6.375%, 9/15/20201,3	265,625

AAM/Cutwater Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2014

Principal Amount		Value

	CORPORATE BONDS (Continued)
	COMMUNICATIONS (Continued)
$175,000	Frontier Communications Corp. 8.500%, 4/15/2020	$206,500
250,000	Historic TW, Inc. 9.150%, 2/1/2023	346,313
200,000	Numericable Group S.A. 6.250%, 5/15/20241,3	208,750
105,000	Qwest Corp. 7.250%, 10/15/20351	108,721
	T-Mobile USA, Inc.
95,000	6.250%, 4/1/20211	100,938
5,000	6.125%, 1/15/20221	5,306
168,000	6.625%, 4/1/20231	182,280
5,000	6.500%, 1/15/20241	5,344
315,000	Telecom Italia Capital S.A. 6.000%, 9/30/2034	315,787
250,000	Telefonica Europe B.V. 8.250%, 9/15/2030	341,850
250,000	Time Warner Cable, Inc. 6.550%, 5/1/2037	311,073
150,000	UPCB Finance VI Ltd. 6.875%, 1/15/20221,3	163,875
	Verizon Communications, Inc.
200,000	7.750%, 12/1/2030	274,283
200,000	6.550%, 9/15/2043	251,688
50,000	Windstream Corp. 7.750%, 10/1/20211	54,625
		3,402,346
	CONSUMER DISCRETIONARY – 3.8%
125,000	ADT Corp. 6.250%, 10/15/2021	132,500
194,889	American Airlines 2013-2 Class B Pass-Through Trust 5.600%, 7/15/20203	204,633
109,519	British Airways 2013-1 Class B Pass-Through Trust 5.625%, 12/20/20213	116,911
200,000	Chrysler Group LLC / CG Co-Issuer, Inc. 8.250%, 6/15/20211	226,000
200,000	Ford Motor Credit Co. LLC 5.875%, 8/2/2021	234,813
70,000	Hertz Corp. 6.900%, 8/15/2014	70,166
		985,023

AAM/Cutwater Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2014

Principal Amount		Value

	CORPORATE BONDS (Continued)
	CONSUMER STAPLES – 0.4%
$108,000	Wells Enterprises, Inc. 6.750%, 2/1/20201,3	$113,535

	ENERGY – 9.6%
200,000	BG Energy Capital PLC 6.500%, 11/30/20721,2	221,250
53,000	Citgo Petroleum Corp. 11.500%, 7/1/20171,3	56,180
195,000	DCP Midstream LLC 5.850%, 5/21/20431,2,3	185,250
300,000	Ecopetrol S.A. 5.875%, 9/18/2023	336,750
250,000	El Paso LLC 8.050%, 10/15/2030	272,500
114,000	Enterprise Products Operating LLC 7.034%, 1/15/20681,2	130,120
100,000	IFM U.S. Colonial Pipeline 2 LLC 6.450%, 5/1/20211,3	107,062
70,000	Kinder Morgan Energy Partners LP 9.000%, 2/1/2019	89,716
250,000	Lukoil International Finance B.V. 6.125%, 11/9/20203	270,312
79,000	Noble Energy, Inc. 8.250%, 3/1/2019	99,593
200,000	Oil India Ltd. 5.375%, 4/17/2024	209,222
100,000	Petroleum Co. of Trinidad & Tobago Ltd. 9.750%, 8/14/20193	125,750
87,000	Transocean, Inc. 6.500%, 11/15/2020	100,621
250,000	Weatherford International Ltd. 6.750%, 9/15/2040	306,744
		2,511,070
	FINANCIALS – 32.2%
175,000	Allstate Corp. 6.500%, 5/15/20671,2	190,750
105,000	American Express Co. 6.800%, 9/1/20661,2	115,500
70,000	American Financial Group, Inc. 9.875%, 6/15/2019	91,581
325,000	American International Group, Inc. 8.175%, 5/15/20581,2	447,687
	Bank of America Corp.

AAM/Cutwater Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2014

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$115,000	5.750%, 12/1/2017	$129,711
170,000	5.875%, 1/5/2021	198,893
200,000	4.100%, 7/24/2023	207,573
143,000	Bear Stearns Cos. LLC 6.400%, 10/2/2017	164,869
121,000	BioMed Realty LP 6.125%, 4/15/20201	139,486
	Citigroup, Inc.
289,000	5.850%, 8/2/2016	317,009
112,000	3.375%, 3/1/2023	111,571
150,000	5.300%, 5/6/2044	156,457
250,000	Deutsche Bank A.G. 4.296%, 5/24/20281,2	245,030
192,000	EPR Properties 5.750%, 8/15/20221	208,600
	General Electric Capital Corp.
140,000	5.300%, 2/11/2021	159,197
200,000	5.250%, 6/29/20491,2	202,250
	Goldman Sachs Group, Inc.
49,000	2.375%, 1/22/2018	49,761
300,000	5.950%, 1/15/2027	341,752
250,000	Goodman Funding Pty Ltd. 6.375%, 4/15/20213	289,518
114,000	Hartford Financial Services Group, Inc. 8.125%, 6/15/20381,2	134,805
395,000	HSBC Capital Funding LP 10.176%, 12/29/20491,2,3	589,537
	ING Bank N.V.
200,000	0.944%, 9/26/20161,2	197,750
350,000	4.125%, 11/21/20231,2	359,940
	JPMorgan Chase & Co.
184,000	4.950%, 3/25/2020	207,193
208,000	7.900%, 4/29/20491,2	232,440
	Liberty Mutual Group, Inc.
112,000	7.000%, 3/15/20371,2,3	118,720
250,000	7.800%, 3/15/20373	295,000
200,000	Lincoln National Corp. 6.050%, 4/20/20671,2	202,250
200,000	MetLife, Inc. 10.750%, 8/1/20691	317,750
	Morgan Stanley
250,000	5.500%, 7/24/2020	287,444
250,000	5.450%, 7/29/20491,2	254,560

AAM/Cutwater Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2014

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$227,000	Prudential Financial, Inc. 5.875%, 9/15/20421,2	$246,579
100,000	SAFG Retirement Services, Inc. 8.125%, 4/28/2023	129,736
131,000	Travelers Cos., Inc. 6.250%, 3/15/20371,2	140,170
250,000	UBS A.G. 7.625%, 8/17/2022	301,018
350,000	Wachovia Capital Trust III 5.570%, 3/29/20491,2	339,500
250,000	Wells Fargo & Co. 7.980%, 3/29/20491,2	284,375
		8,405,962
	HEALTH CARE – 1.2%
175,000	FreseniU.S. Medical Care U.S. Finance, Inc. 5.750%, 2/15/20213	191,187
115,000	HCA, Inc. 7.250%, 9/15/20201	123,194
		314,381
	INDUSTRIALS – 0.5%
112,000	Alliant Techsystems, Inc. 6.875%, 9/15/20201	120,960

	MATERIALS – 8.0%
175,000	ArcelorMittal 6.750%, 2/25/2022	196,000
122,000	Celulosa Arauco y Constitucion S.A. 4.750%, 1/11/20221	126,094
175,000	FMG Resources August 2006 Pty Ltd. 6.875%, 4/1/20221,3	187,688
194,000	Glencore Finance Canada Ltd. 4.950%, 11/15/20213	209,296
200,000	Mexichem S.A.B. de C.V. 4.875%, 9/19/20223	208,000
264,000	Newcrest Finance Pty Ltd. 4.450%, 11/15/20213	258,053
250,000	Reliance Steel & Aluminum Co. 4.500%, 4/15/20231	255,040
250,000	Samarco Mineracao S.A. 5.750%, 10/24/20233	262,425
214,000	Sinochem Overseas Capital Co., Ltd. 6.300%, 11/12/20403	246,209

AAM/Cutwater Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2014

Principal Amount		Value

	CORPORATE BONDS (Continued)
	MATERIALS (Continued)
$159,000	Teck Resources Ltd. 5.200%, 3/1/20421	$153,129
		2,101,934
	TECHNOLOGY – 0.3%
65,000	NCR Corp. 5.875%, 12/15/20211,3	68,575

	UTILITIES – 6.3%
200,000	AGL Capital Corp. 5.875%, 3/15/20411	245,704
297,000	APT Pipelines Ltd. 3.875%, 10/11/20223	297,592
70,000	DPL, Inc. 7.250%, 10/15/20211	77,000
87,000	Duquesne Light Holdings, Inc. 6.400%, 9/15/20203	103,301
112,000	Electricite de France S.A. 5.250%, 1/29/20491,2,3	114,254
200,000	Israel Electric Corp. Ltd. 5.625%, 6/21/20183	213,024
262,000	NextEra Energy Capital Holdings, Inc. 7.300%, 9/1/20671,2	288,855
110,000	Southern Power Co. 5.250%, 7/15/2043	122,533
175,000	UIL Holdings Corp. 4.625%, 10/1/2020	183,850
		1,646,113
	TOTAL CORPORATE BONDS (Cost $19,403,514)	19,669,899

	MUNICIPAL BONDS – 0.9%
125,000	American Municipal Power, Inc. 6.053%, 2/15/2043	152,234
70,000	State of Illinois 7.350%, 7/1/2035	84,759
	TOTAL MUNICIPAL BONDS (Cost $236,738)	236,993

	U.S. GOVERNMENT AND AGENCIES – 5.8%
83,839	Fannie Mae Pool 6.000%, 7/1/2040	95,663
	United States Treasury Bond
105,000	2.750%, 11/15/2042	93,729

AAM/Cutwater Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2014

Principal Amount		Value

	U.S. GOVERNMENT AND AGENCIES (Continued)
$300,000	3.625%, 2/15/2044	$316,594
765,000	United States Treasury Note 5.375%, 2/15/2031	1,004,421
	TOTAL U.S. GOVERNMENT AND AGENCIES (Cost $1,468,735)	1,510,407

Number of Shares

	PREFERRED STOCKS – 1.1%
	FINANCIALS – 1.1%
2,800	CoBank ACB 6.250%, 12/31/491,2,3	290,063
	TOTAL PREFERRED STOCKS (Cost $299,688)	290,063

	SHORT-TERM INVESTMENTS – 2.5%
658,693	Federated Treasury Obligations Fund, 0.01%4	658,693
	TOTAL SHORT-TERM INVESTMENTS (Cost $658,693)	658,693

	TOTAL INVESTMENTS – 98.7% (Cost $25,498,510)	25,793,635
	Other Assets in Excess of Liabilities – 1.3%	327,281

	TOTAL NET ASSETS – 100.0%	$26,120,916

CFC – Cooperative Finance Corporation
LP – Limited Partnership
PLC – Public Limited Company

1	Callable.
2	Variable, floating, or step rate security.
3
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.

4	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/Cutwater Select Income Fund
SUMMARY OF INVESTMENTS
As of June 30, 2014

Security Type/Industry	Percent of Total Net Assets
Corporate Bonds
Financials	32.2%
Communications	13.0%
Energy	9.6%
Materials	8.0%
Utilities	6.3%
Consumer Discretionary	3.8%
Health Care	1.2%
Industrials	0.5%
Consumer Staples	0.4%
Technology	0.3%
Total Corporate Bonds	75.3%
Asset-Backed Securities	7.1%
Commercial Mortgage-Backed Securities	6.0%
U.S. Government and Agencies	5.8%
Municipal Bonds	0.9%
Preferred Stocks
Financials	1.1%
Total Preferred Stocks	1.1%
Short-Term Investments	2.5%
Total Investments	98.7%
Other Assets in Excess of Liabilities	1.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/Cutwater Select Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2014

Assets:
Investments, at value (cost $25,498,510)	$25,793,635
Cash	20,098
Receivables:
Dividends and interest	311,569
Due from Advisor	20,042
Due from Custodian	550
Prepaid expenses	33,325
Total assets	26,179,219

Liabilities:
Payables:
Shareholder servicing fees (Note 7)	6,402
Distribution fees (Note 8)	8
Auditing fees	16,593
Fund accounting fees	11,821
Transfer agent fees and expenses	8,261
Administration fees	6,613
Trustees' fees and expenses	1,265
Custody fees	621
Chief Compliance Officer fees	581
Accrued other expenses	6,138
Total liabilities	58,303

Net Assets	$26,120,916

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$26,013,398
Accumulated net investment gain	88,893
Accumulated net realized loss on investments	(276,500)
Net unrealized appreciation on investments	295,125
Net Assets	$26,120,916

Class A Shares:
Net assets applicable to shares outstanding	$40,623
Number of shares issued and outstanding	4,052
Net asset value per share1	$10.03
Maximum sales charge (3.00% of offering price)2	0.31
Maximum offering price to public	$10.34

Class C Shares
Net assets applicable to shares outstanding	$516
Number of shares issued and outstanding	51
Net asset value per share3	$10.02

Class I Shares:
Net assets applicable to shares outstanding	$26,079,777
Number of shares issued and outstanding	2,602,114
Net asset value per share	$10.02

1	A Contingent Deferred Sales Charge ("CDSC") of 1.00% will be imposed on certain purchases of $1 million or more that are redeemed in whole or in part within 18 months of purchase.
2	No initial sales charge is applied to purchases of $1 million or more. On sales of $100,000 or more, the sales charge will be reduced.
3	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/Cutwater Select Income Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2014

Investment Income:
Interest (net of foreign withholding taxes of $108)	$1,083,393
Total investment income	1,083,393

Expenses:
Advisory fees	141,842
Fund accounting fees	81,136
Transfer agent fees and expenses	55,939
Administration fees	55,279
Registration fees	49,715
Legal fees	35,058
Offering costs	25,115
Auditing fees	16,577
Chief Compliance Officer fees	10,001
Custody fees	8,174
Shareholder servicing fees (Note 7)	6,405
Trustees' fees and expenses	6,001
Shareholder reporting fees	5,336
Miscellaneous	5,075
Insurance fees	1,300
Distribution fees - Class A (Note 8)	17
Distribution fees - Class C (Note 8)	5

Total expenses	502,975
Advisory fees waived	(141,842)
Other expenses absorbed	(178,259)
Net expenses	182,874
Net investment income	900,519

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(240,196)
Net change in unrealized appreciation/depreciation on investments	1,441,304
Net realized and unrealized gain on investments	1,201,108

Net Increase in Net Assets from Operations	$2,101,627

See accompanying Notes to Financial Statements.

AAM/Cutwater Select Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2014	For the Period April 19, 2013* through June 30, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$900,519	$155,265
Net realized loss on investments	(240,196)	(30,622)
Net change in unrealized appreciation/depreciation on investments	1,441,304	(1,146,179)
Net increase (decrease) in net assets resulting from operations	2,101,627	(1,021,536)

Distributions to Shareholders:
From net investment income:
Class A	(133)	(2)
Class C	(13)	(1)
Class I	(902,854)	(81,002)
Total distributions to shareholders	(903,000)	(81,005)

Capital Transactions:
Net proceeds from shares sold:
Class A	39,326	500
Class C	-	500
Class I	-	25,000,500
Reinvestment of distributions:
Class A	133	2
Class C	13	1
Class I	902,853	81,002
Net increase in net assets from capital transactions	942,325	25,082,505

Total increase in net assets	2,140,952	23,979,964

Net Assets:
Beginning of period	23,979,964	-
End of period	$26,120,916	$23,979,964

Accumulated net investment income	$88,893	$85,873

Capital Share Transactions:
Shares sold:
Class A	3,988	50
Class C	-	50
Class I	-	2,500,050
Shares reinvested:
Class A	14	-	1
Class C	1	-	1
Class I	93,882	8,182
Net increase from capital share transactions	97,885	2,508,332

*	Commencement of operations.
1	Amount represented is less than 1 share.

See accompanying Notes to Financial Statements.

AAM/Cutwater Select Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2014	For the Period April 19, 2013* through June 30, 2013
Net asset value, beginning of period	$9.56	$10.00
Income from Investment Operations:
Net investment income1	0.34	0.06
Net realized and unrealized loss on investments	0.46	(0.47)
Total from investment operations	0.80	(0.41)

Less Distributions:
From net investment income	(0.33)	(0.03)

Net asset value, end of period	$10.03	$9.56

Total return2	8.59%	(4.11)%	3

Ratios and Supplemental Data:
Net assets, end of period	$40,623	$479

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.29%	2.37%	4
After fees waived and expenses absorbed	0.99%	0.99%	4
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.10%	1.50%	4
After fees waived and expenses absorbed	3.40%	2.88%	4

Portfolio turnover rate	32%	15%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 3.00% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included, total returns would be lower.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

AAM/Cutwater Select Income Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2014	For the Period April 19, 2013* through June 30, 2013
Net asset value, beginning of period	$9.55	$10.00
Income from Investment Operations:
Net investment income1	0.26	0.04
Net realized and unrealized loss on investments	0.46	(0.46)
Total from investment operations	0.72	(0.42)

Less Distributions:
From net investment income	(0.25)	(0.03)

Net asset value, end of period	$10.02	$9.55

Total return2	7.69%	(4.24)%	3

Ratios and Supplemental Data:
Net assets, end of period	$516	$479

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.04%	3.12%	4
After fees waived and expenses absorbed	1.74%	1.74%	4
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.35%	0.75%	4
After fees waived and expenses absorbed	2.65%	2.13%	4

Portfolio turnover rate	32%	15%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

AAM/Cutwater Select Income Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2014	For the Period April 19, 2013* through June 30, 2013
Net asset value, beginning of period	$9.56	$10.00
Income from Investment Operations:
Net investment income1	0.35	0.06
Net realized and unrealized loss on investments	0.46	(0.47)
Total from investment operations	0.81	(0.41)

Less Distributions:
From net investment income	(0.35)	(0.03)

Net asset value, end of period	$10.02	$9.56

Total return2	8.73%	(4.09)%	3

Ratios and Supplemental Data:
Net assets, end of period	$26,079,777	$23,979,006

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.04%	2.12%	4
After fees waived and expenses absorbed	0.74%	0.74%	4
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.35%	1.75%	4
After fees waived and expenses absorbed	3.65%	3.13%	4

Portfolio turnover rate	32%	15%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

AAM Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2014

Note 1 – Organization
AAM/Bahl & Gaynor Income Growth Fund (‘‘Bahl & Gaynor Income Growth” or “Bahl & Gaynor Income Growth Fund’’) and AAM/Cutwater Select Income Fund (“Cutwater Select Income” or “Cutwater Select Income Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Bahl & Gaynor Income Growth Fund’s primary investment objective is current and growing income and secondarily long-term capital appreciation.  The Fund currently offers three classes of shares: Class A, Class C and Class I.  The Fund’s Class A and Class I shares commenced operations on July 5, 2012.  The Fund’s Class C shares commenced operations on January 31, 2013.

The Cutwater Select Income Fund’s primary investment objective is to seek current income.  The Fund currently offers three classes of shares: Class A, Class C and Class I.  The Fund commenced investment operations on April 19, 2013.

The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policy consistently followed by the Funds in the preparation of their financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at the bid price obtained from at least one broker-dealer or at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Bahl & Gaynor Income Growth Fund incurred offering costs of approximately $36,152, which were amortized over a one-year period from July 5, 2012 (commencement of operations).

The Cutwater Select Income Fund incurred offering costs of approximately $31,176, which were amortized over a one-year period from April 19, 2013 (commencement of operations).

(c) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the year ended June 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Funds will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Bahl & Gaynor Income Growth Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.65% of the Fund’s average daily net assets. The Advisor has engaged Bahl & Gaynor, Inc. (the “Sub‐Advisor”) to manage the Bahl & Gaynor Income Growth Fund and pays the Sub‐Advisor from its advisory fees.  Under the terms of the Agreement, the Cutwater Select Income Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.50% of the Fund’s average daily net assets. The Advisor has engaged Cutwater Asset Management (the “Sub‐Advisor”) to manage the Fund and pays the Sub‐Advisor from its advisory fees.

Prior to April 1, 2014, investment advisory fee for Bahl & Gaynor Income Growth Fund and Cutwater Select Income Fund were 0.80% and 0.60%, respectively.  In addition, the Cutwater Select Income Fund’s Advisor has agreed to voluntarily waive a portion of its advisory fees on the first $25 million of average daily net assets of the Fund so that such fees would be 0.50%.  The Cutwater Select Income Fund’s Advisor will not seek reimbursement of the advisory fees waived, which was $18,304 for the period July 1, 2013 through March 31, 2014.

The Funds’ advisor has contractually agreed to waive its fees and/or pay for expenses of the Funds to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.40%, 2.15% and 1.15% of the average daily net assets of the Bahl & Gaynor Income Growth Fund's Class A, Class C and Class I Shares, respectively, and 0.99%, 1.74% and 0.74% of the average daily net assets of the Cutwater Select Income Fund's Class A, Class C and Class I Shares, respectively, until October 31, 2014.

For the year ended June 30, 2014, the Advisor waived all of its fees and absorbed other expenses totaling $252,577 and $320,101 for the Bahl & Gaynor Income Growth and Cutwater Select Income Funds, respectively. The Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratios, including the recovered expenses, fall below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Funds for a period of three fiscal years following the fiscal year in which such reimbursements occurred. The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

	Bahl & Gaynor Income Growth Fund	Cutwater Select Income Fund
2016	$279,791	$63,592
2017	252,577	301,797
Total	$532,368	$365,389

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended June 30, 2014, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2014, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At June 30, 2014, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

	Bahl & Gaynor Income Growth Fund	Cutwater Select Income Fund
Cost of investments	$34,282,596	$25,498,510

Gross unrealized appreciation	2,816,613	476,222
Gross unrealized depreciation	(204,968)	(181,097)

Net unrealized appreciation	$2,611,645	$295,125

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Bahl & Gaynor Income Growth Fund	$(144)	$(18,988)	$19,132
Cutwater Select Income Fund	$(843)	$5,501	$(4,658)

As of June 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Bahl & Gaynor Income Growth Fund	Cutwater Select Income Fund
Undistributed ordinary income	$48,987	$88,893
Undistributed long-term capital gains	133,582	-
Tax accumulated earnings	182,569	88,893

Accumulated capital and other losses	-	(276,500)
Unrealized appreciation on investments	2,611,645	295,125
Total accumulated earnings	$2,794,214	$107,518

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

The tax character of distributions paid during the year ended June 30, 2014 and the period July 5, 2012 (commencement of operations) through June 30, 2013 for Bahl & Gaynor Income Growth Fund and during the year ended June 30, 2014 and the period from April 19, 2013 (commencement of operations) through June 30, 2013 for Cutwater Select Income Fund, was as follows:

	Bahl & Gaynor Income Growth Fund		Cutwater Select Income Fund
	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$245,124	$19,895	$903,000	$81,005
Net long-term capital gains	27,165	-	-	-
Total distributions paid	$272,289	$19,895	$903,000	$81,005

Losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of a Fund’s next taxable year.  As of June 30, 2014, the Cutwater Select Income Fund had $164,487 of post-October capital losses which are deferred until July 1, 2014 for tax purposes.

At June 30, 2014, the Cutwater Select Income Fund had $112,013 of accumulated capital loss carryforward. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended June 30, 2014, the Bahl & Gaynor Income Growth Fund and the Cutwater Select Income Fund received $8,042 and $0, respectively, in redemption fees.

Note 6 – Investment Transactions
For the year ended June 30, 2014, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Bahl & Gaynor Income Growth Fund	$30,480,975	$5,358,715
Cutwater Select Income Fund	8,022,437	7,538,320

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% and 0.10%, respectively, for the Bahl & Gaynor Income Growth and Cutwater Select Income Funds of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June, 30, 2014 for the Bahl & Gaynor Income Growth and Cutwater Select Income Funds, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of the Funds, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, the Funds pay to the Distributor distribution fees in connection with the sale and distribution of

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

the Funds’ Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the Plan.

For the year ended June 30, 2014, distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of June 30, 2014, in valuing the Funds’ assets carried at fair value:

Bahl & Gaynor Income Growth Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks1	$35,483,147	$-	$-	$35,483,147
Short-Term Investments	1,411,094	-	-	1,411,094
Total Investments	$36,894,241	$-	$-	$36,894,241

Cutwater Select Income Fund	Level 1	Level 2	Level 3**	Total
Investments
Asset-Backed Securities	$-	$1,868,430	$-	$1,868,430
Commercial Mortgage-Backed Securities	-	1,559,150	-	1,559,150
Corporate Bonds1	-	19,669,899	-	19,669,899
Municipal Bonds	-	236,993	-	236,993
U.S. Government and Agencies	-	1,510,407	-	1,510,407
Preferred Stocks	290,063	-	-	290,063
Short-Term Investments	658,693	-	-	658,693
Total Investments	$948,756	$24,844,879	$-	$25,793,635

1	For a detailed break-out of common stocks and corporate bonds by major industry classification, please refer to the Schedules of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 11 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the AAM/Bahl & Gaynor Income Growth Fund and AAM/Cutwater Select Income Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of June 30, 2014, and the related statements of operations for the year then ended, and with respect to AAM/Bahl & Gaynor Income Growth Fund, the statements of changes in net assets and the financial highlights for the year then ended and for the period July 5, 2012 (commencement of operations) to June 30, 2013, and with respect to AAM/Cutwater Select Income Fund, the statements of changes in net assets and the financial highlights for the year then ended and for the period April 19, 2013 (commencement of operations) to June 30, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AAM/Bahl & Gaynor Income Growth Fund and AAM/Cutwater Select Fund as of June 30, 2014, and the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2014

AAM Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction
For the fiscal year ended June 30, 2014, 100.00% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Bahl & Gaynor Income Growth Fund.

Qualified Dividend Income
Pursuant to Section 854 of the Internal Revenue Code of 1986, Bahl & Gaynor Income Growth Fund, designates income dividends of 100.00% as qualified dividend income paid during the fiscal year ended June 30, 2014.

Long-term Capital Gain
The Bahl & Gaynor Income Growth Fund designates $27,165 as a long term capital gain distribution.

Trustees and Officer Information
Additional information about the Trustees is included in each Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661 or on the Funds’ website at www.aammutualfunds.com.  The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	73	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	73	None.
William H. Young a (born 1950) Trustee	Since November 2007	Retired (2014-present). Independent financial services consultant (1996-2014); Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 – present).	73	None.
Interested Trustees:
John P. Zader a‡ (born 1961) Trustee	Since November 2007	Retired (June 2014-present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant and co-administrator for the Fund, (2006-June 2014). President, Investment Managers Series Trust (December 2007-June 2014).	73	Investment Managers Series Trust II, a registered investment company.

AAM Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	73	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill a (born 1963) President	Since June 2014	Chief Operating Officer (June 2014-present); Executive Vice-President, UMB Fund Services, Inc. (January 2007-June 2014). Vice-President, Investment Managers Series Trust (December 2013 – June 2014).	N/A	N/A
Terrance P. Gallagher, CPA, JD a(born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Martin Dziura b (born 1959) Chief Compliance Officer	Since June 2014	Cipperman Compliance Services (2010 – present); Chief Compliance Officer, Hanlon Investment Management (2009-2010).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 500 Swedesford Road, Suite 104, Wayne, Pennsylvania 19087.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

AAM Funds
EXPENSE EXAMPLES
For the Six Months Ended June 30, 2014 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Bahl & Gaynor Income Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/14	6/30/14	1/1/14 – 6/30/14
Class A	Actual Performance	$1,000.00	$1,085.80	$7.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.00
Class C	Actual Performance	1,000.00	1,080.70	11.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.13	10.74
Class I	Actual Performance	1,000.00	1,086.70	5.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.07	5.78

*
Expenses are equal to the Fund’s annualized expense ratios of 1.40%, 2.15% and 1.15% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

AAM Funds
EXPENSE EXAMPLES
For the Six Months Ended June 30, 2014 (Unaudited)

Cutwater Select Income Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/14	6/30/14	1/1/14 – 6/30/14
Class A	Actual Performance	$1,000.00	$1,067.30	$5.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.88	4.96
Class C	Actual Performance	1,000.00	1,063.00	8.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.19	8.67
Class I	Actual Performance	1,000.00	1,068.20	3.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.11	3.72

*
Expenses are equal to the Fund’s annualized expense ratios of 0.99%, 1.74% and 0.74% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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AAM/Bahl & Gaynor Income Growth Fund
AAM/Cutwater Select Income Fund
Each a series of the Investment Managers Series Trust

Investment Advisor
Advisors Asset Management, Inc.
18925 Base Camp Road, Suite 203
Monument, Colorado 80132

Sub-Advisor
Bahl & Gaynor, Inc.
212 East Third Street, Suite 200
Cincinnati, Ohio  45202

Sub-Advisor
Cutwater Asset Management
113 King Street
Armonk, New York 10504

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Bahl & Gaynor Income Growth Fund - Class A	AFNAX	461418 188
AAM/Bahl & Gaynor Income Growth Fund - Class C	AFYCX	461418 170
AAM/Bahl & Gaynor Income Growth Fund - Class I	AFNIX	461418 162
AAM/Cutwater Select Income Fund - Class A	CPUAX	46141P 883
AAM/Cutwater Select Income Fund - Class C	CPUCX	46141P 875
AAM/Cutwater Select Income Fund - Class I	CPUIX	46141P 867

Privacy Principles of the AAM Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information.  The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Funds at (888) 966-9661.  The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AAM Funds
P.O. Box 2175
Milwaukee, WI  53201
Toll Free:  (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2014	FYE 6/30/2013
Audit Fees	$28,500	$27,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2014	FYE 6/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2014	FYE 6/30/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	9/8/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	9/8/2014

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date:	9/8/2014